UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT UNDER SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 7, 2014

FOSTER WHEELER AG

(Exact Name of Registrant as Specified in Charter)

Switzerland	001-31305	98-0607469
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Shinfield Park, Reading, Berkshire RG2 9FW, United Kingdom

(Address of Principal Executive Offices)

+44 118 913 1234

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

On November 7, 2014, Foster Wheeler AG (“Foster Wheeler” or the “Company”) delivered a notice of termination regarding the Credit Agreement, dated as of August 3, 2012 (the “FW Credit Agreement”), among Foster Wheeler LLC, Foster Wheeler Inc., Foster Wheeler USA Corporation, Foster Wheeler North America Corp., Foster Wheeler Energy Corporation and Foster Wheeler International Corporation (collectively, the “Borrowers”), the Company, Foster Wheeler Ltd., Foster Wheeler Holdings Ltd., certain other subsidiaries of the Company, the lenders party thereto and BNP Paribas, as administrative agent.  The termination notice regarding the FW Credit Agreement, which was delivered to BNP Paribas, as administrative agent, is conditional on AMEC plc (or one of its affiliates) issuing a press release announcing that the conditions to the pending exchange offer (the “Offer”) by AMEC International Investments BV (“AMEC”) to acquire all of the issued and to be issued registered shares of the Company have been satisfied or waived.

The Company intends to terminate all commitments under the FW Credit Agreement, and to replace, transfer and/or terminate the liabilities in respect of the letters of credit which are outstanding under the FW Credit Agreement, at the time at which Bank of America Merrill Lynch International Limited, as facility agent under the credit agreement between, among others, AMEC plc, the guarantors party thereto, certain lenders party thereto and Bank of America Merrill Lynch International Limited as facility agent dated February 13, 2014 (as amended from time to time) (such amended credit agreement, the “AMEC Credit Agreement”) gives the notification referred to in Clause 4.1 (Conditions precedent documents) of the AMEC Credit Agreement.

The FW Credit Agreement, which was scheduled to terminate on August 3, 2017, provides a $750.0 million unsecured revolving line of credit available to any or all of the Borrowers for (i) the issuance of letters of credit for the account of Foster Wheeler or for the account of any of its direct or indirect subsidiaries and (ii) revolving credit loans in an amount not to exceed $250.0 million.

Important information

In connection with the pending Offer by AMEC to acquire all of Foster Wheeler’s issued and to be issued registered shares which commenced on October 7, 2014, which Offer was extended on November 4, 2014 to expire on November 12, 2014, AMEC filed a registration statement on Form F-4 and a Tender Offer statement on Schedule TO and the Company filed a Recommendation Statement on Schedule 14D-9 with respect to the Offer. These documents contain important information about the Offer that should be read carefully before any decision is made with respect to the Offer. These materials will be made available to the shareholders of the Company at no expense to them. Investors and security holders may obtain the documents free of charge at the Securities and Exchange Commission’s website, www.sec.gov. Any materials filed by the Company with the Securities and Exchange Commission (“SEC”) may also be obtained without charge at the Company's website, www.fwc.com.

This announcement is for informational purposes only and does not constitute or form part of an offer to sell or the solicitation of an offer to buy or subscribe to any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This announcement is not an offer of securities for sale into the United States. No offering of securities shall be made in the United States except pursuant to registration under the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

Certain comments contained herein are forward-looking statements that are based on management’s assumptions, expectations and projections about the Company and the various industries within which the Company operates. These include statements regarding the Company’s expectations about revenues (including as expressed by its backlog), its liquidity, the outcome of litigation and legal proceedings and recoveries from customers for claims and the costs of current and future asbestos claims and the amount and timing of related insurance recoveries. Such forward-looking statements by their nature involve a degree of risk and uncertainty. The Company cautions that a variety of factors, including but not limited to the factors described in the Form 10-K for the year ended December 31, 2013, filed with the SEC on February 27, 2014, and the following, could cause the Company’s business conditions and results to differ materially from what is contained in forward-looking statements: the timing and success of the pending offer and acquisition of the Company by AMEC, the risk that the Company’s business will be adversely impacted during the pending offer and acquisition of the Company by AMEC, benefits, effects or results of the Company’s redomestication to Switzerland, deterioration in global economic conditions, changes in investment by the oil and gas, oil refining, chemical/petrochemical and power generation industries, changes in the financial condition of its customers, changes in regulatory environments, changes in project design or schedules, contract cancellations, the changes in estimates made by the Company of costs to complete projects, changes in trade, monetary and fiscal policies worldwide, compliance with laws and regulations relating to the Company’s global operations, currency fluctuations, war, terrorist attacks and/or natural disasters affecting facilities either owned by the Company or where equipment or services are or may be provided by the Company, interruptions to shipping lanes or other methods of transit, outcomes of pending and future litigation, including litigation regarding the Company’s liability for damages and insurance coverage for asbestos exposure, protection and validity of the Company’s patents and other intellectual property rights, increasing global competition, compliance with its debt covenants, recoverability of claims against the Company’s customers and others by the Company and claims by third parties against the Company, and changes in estimates used in its critical accounting policies. Other factors and assumptions not identified above were also involved in the formation of these forward-looking statements and the failure of such other assumptions to be realized, as well as other factors, may also cause actual results to differ materially from those projected. Most of these factors are difficult to predict accurately and are generally beyond the Company’s control. You should consider the areas of risk described above in connection with any forward-looking statements that may be made by the Company. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any additional disclosures the Company makes in proxy statements, quarterly reports on Form 10-Q, annual reports on Form 10-K and current reports on Form 8-K filed with or furnished to the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER AG

	By:	/s/ Michelle K. Davies
DATE: November 7, 2014		Michelle K. Davies
Corporate Secretary